United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

SUNSTOCK, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-54830 (Commission File Number)	46-1856372 (IRS Employer Identification No.)

111 Vista Creek Circle, Sacramento, California (principal executive offices)	95835 (Zip Code)

(916) 860-9622

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2018, pursuant to Section 242 of the Delaware General Corporation Laws, the Board of Directors of Sunstock, Inc. approved and filed an amendment to its Certificate of Incorporation with the Delaware Secretary of State on March 23, 2018, to change its authorized capital stock to 8,020,000,000 shares, having a par value of $0.0001 per share, of which 8,000,000,000 shares shall be common shares, and 20,000,000 shares shall be preferred shares.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Identification of Exhibit

3.1*	Amended Certificate of Incorporation of Sunstock, Inc. dated March 23, 2018.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018.	SUNSTOCK, INC.

	By	/s/ Jason C. Chang
Jason C. Chang, President

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